UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2010 (January 1, 2010)
Date of Report (Date of earliest event reported)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

No. 479 You Dong Road Xinzhuang Town, Shanghai 201100 People’s Republic of China
(Address of principal executive offices)

(8621) 5488-8436
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

The registrant was notified that, effective January 1, 2010, certain partners of Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) and Frost, PLLC (“Frost”) formed Frazer Frost, LLP (“Frazer Frost”), a new partnership.  Pursuant to the terms of a combination agreement by and among MSWFT, Frazer Frost, and Frost (the “Combination Agreement”), each of MSWFT and Frost contributed all of their assets and certain of their liabilities to Frazer Frost, resulting in Frazer Frost assuming MSWFT’s engagement letter with the registrant and becoming the registrant’s new independent accounting firm.  As of the date of this Current Report on Form 8-K, Frazer Frost is not registered with the Public Company Accounting and Oversight Board (PCAOB); such registration, however, is in process.

The audit reports of MSWFT on the financial statements of the registrant as of and for the year ended October 31, 2008 and as of and for the ten months ended October  31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the registrant’s two (2) most recent fiscal periods ended October 31, 2008 and 2007 and through January 1, 2010, the registrant did not consult with Frazer Frost on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Frazer Frost did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended October 31, 2008 and 2007 and through the date of this Current Report, there were: (i) no disagreements between the registrant and MSWFT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided MSWFT a copy of the disclosures in this Current Report and requested that MSWFT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MSWFT agrees with the registrant’s statements in this Item 4.01.  A copy of the letter dated January 7, 2010, furnished by MSWFT in response to that request, is filed as Exhibit 16.1 to this Current Report.

Item 9.01                      Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Moore Stephens Wurth Frazer and Torbet, LLP to the U.S. Securities and Exchange Commission, dated January 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED
(Registrant)

Date: January 7, 2010	/s/ Wennan Li
Name: Wennan Li
Title: Chief Executive Officer